UNITED
                    GOLD &
                    GOVERNMENT
                    FUND, INC.

                    ANNUAL
                    REPORT
                    -------------------------------------------
                    For the fiscal year ended December 31, 1997

MANAGER'S LETTER
DECEMBER 31, 1997
-----------------------------------------------------------------

Dear Shareholder:

This report relates to the operation of the United Gold & Government Fund for the fiscal year ended December 31, 1997. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

Low global inflation, a strong equity market and a high supply of gold relative to demand contributed to low investor interest in gold and in gold-related securities again in 1997. Although demand for gold has exceeded the supply from mine production for several years, the demand has more than been met by central bank sales and lending activity. The result of these combined forces is that the price of gold has been trading near an eighteen year low.

For some time, we have recognized that it would be difficult for gold and gold-related securities to represent attractive investments as long as low inflation, high investor confidence in the viability of paper assets and a large supply of gold relative to demand persist. Our exposure to gold and gold-related securities as a percent of the total portfolio remains low, with a greater concentration in fixed income securities.

The strategies and techniques we applied resulted in mixed performance compared to the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), the U.S. Government securities market (the Salomon Brothers Treasury/Government Sponsored/Mortgage Index) and the universe of funds with similar investment objectives (the Lipper Gold Oriented Fund Universe Average). The equity market experienced superior performance relative to the bond and gold markets during 1997, causing the Fund to underperform the S&P 500 Index. The Salomon Brothers Index outperformed the Fund primarily due to the Fund's gold-related investments. The Fund outperformed the Lipper Index primarily due to the Fund's flexibility to allocate its investments among different asset classes. We have chosen to use the Salomon Brothers Index beginning with this year's Annual Report to reflect the performance of the U.S. Government securities market, instead of the Lehman Brothers Government Bond Index that had been presented in prior years. We believe that the Salomon Brothers Index provides a more accurate basis for comparing the Fund's performance to that of the types of fixed income securities in which the Fund invests. Both indexes are presented in this year's report for comparison purposes.

Going into 1998, the positives for gold are: capital markets around the world are nervous; there is a growing sense that wage inflation is on the rise; and the price of gold is at a low level. These are conditions under which gold has historically performed very well. However, there also needs to be a rationalization of uneconomic mines to lower production and reduce excess supplies of gold. In addition, a major shift in central bank attitude regarding gold would also have to occur before a sustainable rise in price is achieved.
We are monitoring the developments in the gold market very closely. Due to the Fund's ability to shift quickly among asset classes, we intend to react swiftly to take advantage of market changes.

Thank you very much for your continued support and confidence.
Respectfully,

Michael L. Avery
Manager, United Gold & Government Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
               United Gold & Government Fund, Inc., Class A Shares
   The S&P 500 Index, The Lehman Brothers Government Bond Index, The Salomon
            Brothers Treasury/ Government Sponsored/ Mortgage Index,
               and The Lipper Gold Oriented Fund Universe Average
                                                Salomon
                                               Brothers    Lipper
                United               Lehman   Treasury/      Gold
                Gold &             Brothers  Government  Oriented
            Government        S&PGovernment  Sponsored/      Fund
           Fund, Inc.,        500      Bond    Mortgage  Universe
          Class A Shares    Index     Index       Index   Average
             ---------  --------- --------- ----------- ---------
12/31/87      Purchase      9,425    10,000      10,000    10,000     10,000
12/31/88         9,056     11,661    10,704      10,764     8,308
12/31/89        10,724     15,356    12,227      12,329    10,140
12/31/90         8,409     14,880    13,295      13,498     7,900
12/31/91         8,533     19,413    15,332      15,584     7,534
12/31/92         7,409     20,893    16,440      16,720     6,389
12/31/93        13,025     22,998    18,192      18,293    11,392
12/31/94        10,765     23,301    17,579      17,802     9,966
12/31/95        11,820     32,058    20,801      20,976    10,221
12/31/96        12,332     39,419    21,378      21,749    10,957
12/31/97         9,535     52,541    23,426      23,814     6,263

===== United Gold & Government Fund, Inc., Class A Shares* -- $9,535
----- S&P 500 Index -- $52,541
+++++ Lehman Bros. Gov't Bond Index -- $23,426
>>>>>          Salomon Brothers Treasury/ Gov't Sponsored/ Mortgage Index --
$23,814
_____ Lipper Gold Oriented Fund Universe Average -- $6,263

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

         Average Annual Total Return +
                    Class A++  Class Y
         -----------------------------

Year Ended
   12/31/97         -27.12%    -22.18%
5 Years Ended
   12/31/97           3.94%      N/A
10 Years Ended
   12/31/97          -0.48%      N/A
Life of
   Class Y +++         N/A     -13.61%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 2/27/96 (the date on which Fund Class Y shares were first acquired by shareholders) through 12/31/97.

SHAREHOLDER SUMMARY
----------------------------------------------------------------------
UNITED GOLD & GOVERNMENT FUND, INC.

PORTFOLIO STRATEGY:
Inflationary strategies:   OBJECTIVE:   High total return (income
                                        plus appreciation of
Up to 100% in minerals-related          share value).
  securities.
Minimum of 25% so invested. STRATEGY:   Invests in precious
Up to 100% in foreign securities.       metals and minerals
                                        -related securities
Disinflationary strategies:             during periods of
                                        actual or expected
Up to 100% in U.S. Government           inflation or when the
  Securities.                           investment environment
Maximum of 25% in minerals-             appears favorable;
  related securities.                   invests in U.S.
                                        Government Securities during periods of
                                        disinflation or low inflation.

                             FOUNDED:   1985

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY -- Class A Shares

                 PER SHARE DATA
For the Fiscal Year Ended December 31, 1997
-------------------------------------------

DIVIDENDS PAID                $0.15
                              =====

NET ASSET VALUE ON
  12/31/97                    $6.87
  12/31/96                     9.07
                              -----
CHANGE PER SHARE             ($2.20)
                              =====

Past performance is not necessarily indicative of future results.



TOTAL RETURN HISTORY

                                 Average Annual Total Return
                               -----------------------------
                                   With            Without
Period                          Sales Load*      Sales Load**
------                          ----------       ------------
 1-year period ended 12-31-97   -27.12%             -22.68%
 5-year period ended 12-31-97     3.94%               5.18%
10-year period ended 12-31-97    -0.48%               0.12%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS


On December 31, 1997, United Gold & Government Fund, Inc. had net assets totaling $17,624,774 invested in a diversified portfolio of:

    63.69%     United States Government Securities
    18.61%     Common Stocks and Warrants
    12.49%     Cash and Cash Equivalents
     5.21%     Preferred Stocks


As a shareholder of United Gold & Government Fund, Inc. for every $100 you had invested on December 31, 1997, your Fund owned:

 $63.69  U.S. Government Securities
  12.49  Cash and Cash Equivalents
  10.13  Foreign Mining Stocks
   8.48  Miscellaneous Stocks
   5.21  Preferred Stocks


Not all holdings will be represented in the portfolio at all times.

THE INVESTMENTS OF
UNITED GOLD & GOVERNMENT FUND, INC.
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS AND WARRANTS
Gold - 10.13%
 Canada
 Euro-Nevada Mining Corporation
   Limited (A) ...........................    37,400  $   506,395
 Franco-Nevada Mining Corporation
   Limited (A) ...........................    28,200      554,489
 Goldcorp Inc., Class A (A)*  ............    30,000      118,606
 Pangea Goldfields Inc. (A)*  ............    56,000       66,615
 Repadre Capital Corporation (A)*  .......    90,000      362,116
 Vengold Inc. (A)*  ......................   195,000      177,384
   Total .................................              1,785,605


Miscellaneous
 Agricultural Production -- Crops - 1.30%
 Dole Food Company, Inc.  ................     5,000      228,750

 Oil and Gas Extraction - 1.55%
 Tom Brown, Inc.*  .......................    14,100      273,188

 Petroleum and Coal Products - 2.46%
 Mobil Corporation  ......................     3,000      216,561
 Royal Dutch Petroleum Company  ..........     4,000      216,748
   Total .................................                433,309

 Stone, Clay and Glass Products - 1.86%
 Geomaque Explorations Ltd.(A)*  .........   184,400      327,742
 Geomaque Explorations Ltd.,
   Warrants (A)* .........................    25,000          875
   Total .................................                328,617

 Wholesale Trade -- Nondurable Goods - 1.31%
 Fresh Del Monte Produce N.V.*  ..........    15,800      231,075

Total Miscellaneous - 8.48%                             1,494,939

TOTAL COMMON STOCKS AND WARRANTS - 18.61%             $ 3,280,544
 (Cost: $3,124,001)


                See Notes to Schedule of Investments on page 8.

THE INVESTMENTS OF
UNITED GOLD & GOVERNMENT FUND, INC.
DECEMBER 31, 1997
                                              Shares        Value
PREFERRED STOCKS
Gold
 United States
 Battle Mountain Gold Company, $3.25,
   Convertible* ..........................    10,000  $   450,000
 Hecla Mining Company, Series B, 7%,
   Convertible ...........................    10,000      467,500

TOTAL PREFERRED STOCKS - 5.21%                        $   917,500
 (Cost: $968,887)
                                           Principal
                                           Amount in
                                           Thousands
UNITED STATES GOVERNMENT SECURITIES
 United States Treasury:
   7.25%, 8-15-2004 ......................    $2,000    2,161,560
   7.875%, 11-15-2004 ....................     2,500    2,794,925
   7.25%, 5-15-2016 ......................     3,750    4,271,475
   6.0%, 2-15-2026 .......................     2,000    1,997,500

TOTAL UNITED STATES GOVERNMENT SECURITIES - 63.69%    $11,225,460
 (Cost: $10,509,801)

SHORT-TERM SECURITIES - 12.40%
Repurchase Agreements
 J.P. Morgan Securities, 5.9%
   Repurchase Agreement dated
   12-31-97, to be repurchased
   at $2,185,716 on 1-2-98** .............     2,185  $ 2,185,000
 (Cost: $2,185,000)

TOTAL INVESTMENTS - 99.91%                            $17,608,504
 (Cost: $16,787,689)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.09%          16,270

NET ASSETS - 100.00%                                  $17,624,774


Notes To Schedule Of Investments

  *No dividends were paid during the preceding 12 months.
 **Collateralized by $1,619,000 U.S. Treasury Notes, 8.875% due       2-15-2019,
  market value and accrued interest aggregate      $2,223,820.
(A)Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED GOLD & GOVERNMENT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets
 Investment securities -- at value (Notes 1 and 3) .  $17,608,504
 Receivables:
   Interest and dividends ..........................      170,063
   Fund shares sold ................................       11,886
 Prepaid insurance premium  ........................       10,229
                                                      -----------
    Total assets  ..................................   17,800,682
                                                      -----------
Liabilities
 Payable to Fund shareholders  .....................      132,641
 Due to custodian  .................................       13,038
 Accrued transfer agency and
   dividend disbursing (Note 2) ....................       12,161
 Accrued service fee (Note 2)  .....................        7,465
 Accrued accounting services fee (Note 2)  .........          833
 Accrued management fee (Note 2)  ..................          337
 Other  ............................................        9,433
                                                      -----------
    Total liabilities  .............................      175,908
                                                      -----------
      Total net assets .............................  $17,624,774
                                                      ===========
Net Assets
 $1.00 par value capital stock
   Capital stock ...................................  $ 2,566,750
   Additional paid-in capital ......................   31,394,104
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income .          235
   Accumulated net realized loss on investment
    transactions  ..................................  (17,157,130)
   Net unrealized appreciation in value of
    investments  ...................................      820,815
                                                      -----------
    Net assets applicable to outstanding units
      of capital....................................  $17,624,774
                                                      ===========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $6.87
 Class Y  ..........................................        $6.87
Capital shares outstanding
 Class A  ..........................................    2,510,897
 Class Y  ..........................................       55,853
Capital shares authorized ..........................  100,000,000


                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1997

Investment Income
 Income (Note 1B):
   Interest and amortization .......................   $  770,618
   Dividends .......................................      134,905
                                                       ----------
    Total income  ..................................      905,523
                                                       ----------
 Expenses (Note 2):
   Investment management fee .......................      170,534
   Transfer agency and dividend disbursing - Class A      158,587
   Service fee - Class A ...........................       39,751
   Registration fees ...............................       33,599
   Prospectus printing .............................       29,549
   Accounting services fee .........................       15,000
   Custodian fees ..................................       14,534
   Legal fees ......................................       13,475
   Audit fees ......................................       12,922
   Shareholder servicing - Class Y .................        1,570
   Other ...........................................       22,107
                                                       ----------
    Total expenses  ................................      511,628
                                                       ----------
      Net investment income ........................      393,895
                                                       ----------

Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net loss on bullion  .....................     (195,937)
 Realized net loss on securities  ..................   (5,019,069)
 Realized net loss on foreign
   currency transactions ...........................       (7,023)
                                                       ----------
   Realized net loss on investments ................   (5,222,029)
                                                       ----------
 Decrease in unrealized depreciation in value of
   bullion during the period .......................       91,697
 Unrealized depreciation in value of securities
   during the period ...............................   (1,532,734)
                                                       ----------
   Unrealized depreciation in value of investments
    during the period  .............................   (1,441,037)
                                                       ----------
    Net loss on investments  .......................   (6,663,066)
                                                       ----------
      Net decrease in net assets resulting from
       operations  .................................  $(6,269,171)
                                                       ==========


                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                              For the fiscal year
                                               ended December 31,
                                          -----------------------
                                              1997        1996
                                         -----------  -----------
Decrease in Net Assets
 Operations:
   Net investment income ............... $   393,895  $   222,817
   Realized net gain (loss) on investments(5,222,029)   1,319,497
   Unrealized depreciation .............  (1,441,037)    (114,099)
                                         -----------  -----------
    Net increase (decrease) in net
      assets resulting from
      operations .......................  (6,269,171)   1,428,215
                                         -----------  -----------
 Dividends to shareholders from
   net investment income (Note 1E):*
   Class A .............................    (380,124)    (207,679)
   Class Y .............................     (11,066)      (3,935)
                                         -----------  -----------
                                            (391,190)    (211,614)
                                         -----------  -----------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (371,968 and 1,323,429
      shares, respectively).............   3,024,428   12,402,383
    Class Y (1,959 and 58,791
      shares, respectively) ............      16,119      548,325
   Proceeds from reinvestment of
    dividends:
    Class A (52,977 and 22,407
      shares, respectively) ............     372,213      204,404
    Class Y (1,544 and 433
      shares, respectively) ............      11,066        3,935
   Payments for shares redeemed:
    Class A (1,312,755 and 1,689,423
      shares, respectively) ............ (10,431,419) (15,760,355)
    Class Y (4,561 and 2,313
      shares, respectively) ............     (34,115)    (21,078)
                                         -----------  -----------
    Net decrease in net assets
      resulting from capital
      share transactions ...............  (7,041,708)  (2,622,386)
                                         -----------  -----------
      Total decrease ................... (13,702,069)  (1,405,785)
Net Assets
 Beginning of period  ..................  31,326,843   32,732,628
                                         -----------  -----------
 End of period, including undistributed
   net investment income of $235
   and $4,553, respectively ............ $17,624,774  $31,326,843
                                         ===========  ===========
                 *See "Financial Highlights" on pages 12 - 13.
                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:


                           For the fiscal year ended December 31,
                         ---------------------------------------
                               1997   1996    1995   1994    1993
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $9.07  $8.75   $8.19  $9.97   $5.70
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income...........           0.15   0.06    0.24   0.05    0.04
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (2.20)  0.32    0.56  (1.78)   4.27
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......          (2.05)  0.38    0.80  (1.73)   4.31
                              -----  -----   -----  -----   -----
Less dividends from
 net investment
 income  ...........          (0.15) (0.06)  (0.24) (0.05)  (0.04)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period .....          $6.87  $9.07   $8.75  $8.19   $9.97
                              =====  =====   =====  =====   =====
Total return* ......         -22.68%  4.33%   9.80%-17.36%  75.82%
Net assets, end
 of period (000
 omitted)  .........        $17,241$30,811 $32,733$37,422 $46,908
Ratio of expenses
 to average net
 assets  ...........           2.11%  1.84%   1.66%  1.59%   1.69%
Ratio of net invest-
 ment income to average
 net assets  .......           1.60%  0.66%   2.55%  0.57%   0.48%
Portfolio turnover
 rate**  ...........          94.00%101.34% 164.21% 64.89%  84.00%
Average commission
 rate paid  ........          $0.0250$0.0294

    *Total return calculated without taking into account the sales load deducted on an initial purchase.
   **This rate is, in general, calculated by dividing the average value of the Fund's portfolio securities during the period into the lesser of its purchases or sales of securities in the period, excluding short-term securities and bullion.

                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:


                    For the        For the
                     fiscal         period
                       year        from 2/27/96*
                      ended        through
                   12/31/97        12/31/96
                   --------        --------
Net asset value,
 beginning of period  $9.07          $9.35
                      -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.19           0.09
 Net realized and
   unrealized loss
   on investments...  (2.19)         (0.26)
                      -----          -----
Total from investment
 operations ........  (2.00)         (0.17)
                      -----          -----
Less dividends from
 net investment
 income ............  (0.20)         (0.11)
                      -----          -----
Net asset value,
 end of period .....  $6.87          $9.07
                      =====          =====
Total return ....... -22.18%         -1.88%
Net assets, end of
 period (000
 omitted)  .........   $384           $516
Ratio of expenses
 to average net
 assets ............   1.44%          1.18%**
Ratio of net
 investment income
 to average net
 assets ............   2.31%          1.30%**
Portfolio
 turnover rate***  .  94.00%        101.34%**
Average commission
 rate paid  ........  $0.0250        $0.0294

   *Commencement of operations.
  **Annualized.
 ***This rate is, in general, calculated by dividing the average value of the Fund's portfolio securities during the period into the lesser of its purchases or sales of securities in the period, excluding short-term securities and bullion.
                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

NOTE 1 -- Significant Accounting Policies

     United Gold & Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek a high total return through investments in precious metals, minerals-related securities or U.S. Government Securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Gold and silver bullion are valued at the last spot settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that Exchange. Platinum bullion is valued at the last spot settlement price for current delivery as calculated by the New York Mercantile Exchange as of the close of that Exchange. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities and bullion, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At December 31, 1997, the Fund reclassified $563,388 between additional paid-in-capital and accumulated net realized loss on investment transactions. In addition, $7,023 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions. Net investment income, net realized gains, and net assets were not affected by this change.

F. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $17.8 billion of combined net assets at December 31, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level            Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10             $      0
           From $   10 to $   25             $ 10,000
           From $   25 to $   50             $ 20,000
           From $   50 to $  100             $ 30,000
           From $  100 to $  200             $ 40,000
           From $  200 to $  350             $ 50,000
           From $  350 to $  550             $ 60,000
           From $  550 to $  750             $ 70,000
           From $  750 to $1,000             $ 85,000
                $1,000 and Over              $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $41,464, out of which W&R paid sales commissions of $23,342 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $1,036, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $15,426,998 while proceeds from maturities and sales aggregated $16,587,211. Purchases of bullion aggregated $1,760,699 while proceeds from the sale of bullion aggregated $3,112,916. Purchases of short-term securities and U.S. Government securities aggregated $748,413,000 and $3,988,281, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $753,683,000 and $3,256,797, respectively.

     For Federal income tax purposes, cost of investments owned at December 31, 1997 was $16,787,689, resulting in net unrealized appreciation of $820,815, of which $1,621,648 related to appreciated investments and $800,833 related to depreciated investments.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital losses of $3,445,005 during the year ended December 31, 1997, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). The realized losses are available to offset future realized capital gain net income through December 31, 2005. In addition, prior year capital loss carryforwards aggregated $11,331,322 at December 31, 1997, and are available to offset future capital gain net income as follows: $4,507,530 through December 31, 1998; $1,865,351 through December 31, 1999, and $4,958,441 through December 31, 2000.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1997 through December 31, 1997, the Fund incurred net capital losses of $2,380,802, which have been deferred to the fiscal year ending `December 31, 1998. In addition, during the year ended December 31, 1997, the Fund recognized post-October losses of $610,801 that had been deferred from the year ended December 31, 1996.

NOTE 5 -- Multiclass Operations

     On February 19, 1996, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund. The Fund commenced multiclass operations on February 27, 1996.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Gold & Government Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Gold & Government Fund, Inc. (the "Fund") as of December 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Gold & Government Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
February 6, 1998

INCOME TAX INFORMATION

The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your 1997 Federal income tax return.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------------------
                           For Individuals                 For Corporations
                  -------------------------------------------------------------
--
  Record         OrdinaryLong-Term Capital Gain              Non- Long-Term
    Date    Total  Income   28% Rate 20% RateQualifyingQualifyingCapital Gain
----------- -------------   -------- ---------------------------------------
                                    Class A
03-14-97   $0.010 $0.0100    $0.0000  $0.0000   $0.0029   $0.0071   $0.0000
06-13-97     .010   .0100      .0000    .0000     .0027     .0073     .0000
09-12-97     .010   .0100      .0000    .0000     .0027     .0073     .0000
12-12-97     .115   .1150      .0000    .0000     .0313     .0837     .0000
           ------ -------    -------  -------   -------   -------   -------
Total      $0.145 $0.1450    $0.0000  $0.0000   $0.0396   $0.1054   $0.0000
           ====== =======    =======  =======   =======   =======   =======
                                    Class Y
03-14-97   $0.023 $0.0230    $0.0000  $0.0000   $0.0067   $0.0163   $0.0000
06-13-97     .021   .0210      .0000    .0000     .0057     .0153     .0000
09-12-97     .023   .0230      .0000    .0000     .0063     .0167     .0000
12-12-97     .128   .1280      .0000    .0000     .0349     .0931     .0000
           ------ -------    -------  -------   -------   -------   -------
Total      $0.195 $0.1950    $0.0000  $0.0000   $0.0536   $0.1414   $0.0000
           ====== =======    =======  =======   =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

                          Shareholder Meeting Results

A special meeting of shareholders of United Gold & Government Fund, Inc. was held on July 28, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors;
                                                        Broker
                                     For    Withheld Non-Votes*
      Henry L. Bellmon         1,618,952      72,472         0
      Dodds I. Buchanan        1,624,357      67,067         0
      James M. Concannon       1,623,977      67,447         0
      John A. Dillingham       1,622,325      69,099         0
      Linda Graves             1,611,669      79,755         0
      John F. Hayes            1,621,387      70,037         0
      Glendon E. Johnson       1,619,106      72,318         0
      William T. Morgan        1,621,767      69,657         0
      Ronald K. Richey         1,621,955      69,469         0
      William L. Rogers        1,617,956      73,468         0
      Frank J. Ross, Jr.       1,624,357      67,067         0
      Eleanor B. Schwartz      1,620,689      70,735         0
      Keith A. Tucker          1,622,373      69,051         0
      Frederick Vogel III      1,620,483      70,941         0
      Paul S. Wise             1,619,040      72,384         0

Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year;
                                            Broker
                 For   Against   Abstain Non-Votes*
           1,576,087    26,416    88,921         0

Item 3. To approve or disapprove changes to certain of its fundamental investment policies and restrictions:

       3.1  Elimination of Fundamental Restriction Regarding Restricted
            Securities
                                            Broker
                 For   Against   Abstain Non-Votes*
           1,495,460    75,818   117,553     2,593

       3.2 Modification of Fundamental Restriction Regarding Diversification of Assets
                                            Broker
                 For   Against   Abstain Non-Votes*
           1,495,354    75,924   117,553     2,593

       3.3 Modification and/or Elimination of Fundamental Restrictions Regarding Options, Commodities, Forward Contracts and/or Futures Contracts
                                            Broker
                 For   Against   Abstain Non-Votes*
           1,489,166    82,112   117,553     2,593

       3.4 Elimination of Fundamental Restriction Regarding Mortgaging or Pledging Securities
                                            Broker
                 For   Against   Abstain Non-Votes*
           1,488,941    82,337   117,553     2,593

       3.5 Modification of Fundamental Restriction Regarding Margin Purchases of Securities
                                            Broker
                 For   Against   Abstain Non-Votes*
           1,490,774    80,504   117,553     2,593

       3.6 Modification of Fundamental Restriction Regarding Short Sales of Securities
                                            Broker
                 For   Against   Abstain Non-Votes*
           1,495,153    76,125   117,553     2,593

       3.7  Elimination of Fundamental Restriction Regarding Foreign Currencies
                                            Broker
                 For   Against   Abstain Non-Votes*
           1,495,070    76,208   117,553     2,593

       3.8  Elimination of Fundamental Restriction Regarding Arbitrage
            Transactions
                                            Broker
                 For   Against   Abstain Non-Votes*
           1,493,699    77,579   117,553     2,593

       3.9 Elimination of Fundamental Restriction Regarding Investments in Issuers Whose Securities are Owned by Certain Persons
                                            Broker
                 For   Against   Abstain Non-Votes*
           1,490,619    80,659   117,553     2,593

       3.10 Modification of Fundamental Policy Regarding Loans
                                            Broker
                 For   Against   Abstain Non-Votes*
           1,495,266    76,012   117,553     2,593

Item 4. To amend the terms of the service plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.
                                            Broker
                 For   Against   Abstain Non-Votes*
           1,387,967    98,248   147,996       617

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

To all traditional IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona

OFFICERS
Keith A. Tucker, President
Michael L. Avery, Vice President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Carl E. Sturgeon, Vice President


This report is submitted for the general information of the shareholders of United Gold & Government Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Gold & Government Fund, Inc. current prospectus.

THE UNITED GROUP OF MUTUAL FUNDS


United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.












---------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com




NUR1013A(12-97)
printed on recycled paper